U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 15, 2009

GREATBATCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Wehrle Drive, Clarence, New York	14031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On May 15, 2009, at the 2009 Annual Meeting of Stockholders of Greatbatch, Inc. (the “Company”), the Company’s stockholders approved the Greatbatch, Inc. 2009 Stock Incentive Plan (the “2009 Plan”).  The 2009 Plan provides for incentive compensation in the form of (i) options to purchase stock, (ii) stock appreciation rights, (iii) restricted stock and restricted stock units, and (iv) stock bonus awards.  A description of the material terms of the plan is set forth at Proposal 2, under the heading “Approval of the Adoption of the Greatbatch, Inc. 2009 Stock Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2009, which description is hereby incorporated by reference into this Item 5.02(e).  The foregoing description of the 2009 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2009 Plan, a copy of which is included as Exhibit A to the foregoing Proxy Statement and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 19, 2009	GREATBATCH, INC.

	By:	/s/ Thomas J. Mazza
Thomas J. Mazza
Senior Vice President & Chief Financial Officer